209 10th Avenue South, Suite 332, Nashville, Tennessee 37203

May 25, 2010

VIA EDGAR

Securities and Exchange Commission
Public Filing Desk
100 F Street, NE
Washington, DC 20549

Re:	Monteagle Funds
File Nos. 811-8529; 333-41461

Ladies and Gentlemen:

On behalf of the Monteagle Quality Growth Fund (the “Fund”), a portfolio of the Monteagle Funds, transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, is a Schedule 14A covering preliminary proxy materials to be used in connection with a special meeting of shareholders (the “Meeting”) of the Fund scheduled to be held on June 30, 2010.  Proxy materials are expected to be mailed to shareholders of the Fund on or about June 7, 2010.

Please be advised that the purpose of the Meeting is to obtain shareholder approval of a new investment advisory agreement with the Fund's sub-adviser (the "Subadvisory Agreement").  On or about June 30, 2010 the current subadvisory agreement will terminate automatically due to an underlying transaction involving a change in ownership of the sub-adviser, an ownership change exceeding 25%.

1.	The Board of Trustees will remain at least 75% disinterested for 3 years; and

2.	It will not unfairly burden the shareholders of the Fund as the Subadviser fee is staying the same and the Adviser will be paying for said fees.

Please contact me (325-669-8023) if you have any comments or questions concerning this filing.

Sincerely,
MONTEAGLE FUNDS

Paul B. Ordonio, JD
President